Other Income (Expense), Net (Details) - Schedule of other income (expense), net on the condensed consolidated statements of operations and comprehensive loss - USD ($) $ in Thousands	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021	Dec. 31, 2021	Dec. 31, 2020
Other income (expense), net
Interest income	$ 37	$ 1	$ 39	$ 6	$ 7	$ 168
Change in fair value of derivative and warrant liability	(14)	89	(606)	(1,314)	(4,920)	(1,806)
Other income (expense), net	200	94	(267)	(234)	$ (502)	$ 17
Total other income (expense), net	$ 223	$ 184	$ (834)	$ (1,542)